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                                                                   EXHIBIT (10F)

                                FOURTH AMENDMENT
                                     TO THE
                      ROCHESTER & PITTSBURGH COAL COMPANY
                       401(K) SAVINGS AND RETIREMENT PLAN

     WHEREAS, Rochester & Pittsburgh Coal Company, a Pennsylvania corporation (hereinafter called the "Company"), maintains the Rochester & Pittsburgh Coal Company 401(k) Savings and Retirement Plan (hereinafter called the "Savings Plan"); and

     WHEREAS, paragraph 13.2 of the Savings Plan provides that the Company may amend the Savings Plan at any time and the Company desires to do so in order to change the maximum salary deferral percentage for nonhighly compensated employees and to increase the number of loans that can be taken during any year;

     NOW THEREFORE, the Savings plan is hereby amended as follows:

     1. The second sentence of paragraph 4.1 is hereby amended to read as follows:

        "A 401(k) Participant may elect to defer a portion of each payment of Salary for each payroll period that would otherwise be made to him or her, after the election becomes effective and while it remains effective pursuant to paragraph 4.2, equal to any whole percentage from 1% to 10% (inclusive) for Highly-Compensated Employees (as defined in paragraph
        4.1.2 hereof) and any whole percentage from 1% to 15% (inclusive) for Non-Highly Compensated Employees (as defined in paragraph 4.1.2 hereof); provided, however, that the amount of a 401(k) Participant's Pre-Tax Contribution in any calendar year shall not exceed $7,000 ($7,979 for 1990 and adjusted annually thereafter for cost of living increases in accordance with Section 415(d) of the Code)."

     2. Subparagraph 8.5(b) is hereby amended to read as follows:

          "(b) No more than two loans will be approved in any 12-consecutive-month period and no more than two loans may be outstanding at any one time."

     3. The provisions of this Fourth Amendment shall be effective on July 1, 1996.

     TO RECORD the adoption of this Fourth Amendment, the Company has caused its authorized officers to execute this amendment as of the 1st day of July, 1996.

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ATTEST:                                        ROCHESTER & PITTSBURGH COAL COMPANY

/s/ JOYCE E. MILLER                            By: /s/ GEORGE M. EVANS
------------------------------------------     -----------------------------------------------
Assistant Secretary                            Title: Vice President & Treasurer
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